SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): October 16, 1997
                                                        -----------------



                             NextLevel Systems, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       001-12925             36-4134221
          --------                       ---------             ----------
  (State or other jurisdiction of   (Commission File No.)   (I.R.S. Employer
   incorporation or organization)                           Identification No.)




  8770 West Bryn Mawr Avenue, Chicago,  Illinois                 60631
  ------------------------------------------------               -----
      (Address of principal executive offices)                 (Zip Code)


                                 (773)-695-1000
                                 --------------
              (Registrant's telephone number, including area code)


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Item 5   Other Events

The Registrant hereby incorporates by reference the description of the matters set forth in its press release dated October 16, 1997 (such press release being Exhibit 99 attached hereto).

Item 7   Financial Statements and Exhibits

         (c)      Exhibits

         99       Registrant's press release dated October 16, 1997

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NextLevel Systems,  Inc.


                                         By:  /s/ Keith A. Zar  October 16, 1997
                                            ------------------

                                             Keith A. Zar
                                             Vice President and General Counsel

                                  EXHIBIT INDEX


                                                                     Sequential
                                                                     Page
No.                Exhibits                                          No.
---                --------                                          ----------


99                The Registrant's press release dated               4
                  October 16, 1997